SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No.           )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec.14a-11(c) or Sec.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
                            Target Technologies, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:


     ---------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


     ---------------------------------------------------------------------------
     5) Total fee paid:


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[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount previously paid:


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     4) Date Filed:


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









                            TARGET TECHNOLOGIES, INC.
                             6714 Netherlands Drive

                        Wilmington, North Carolina 28405



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                          To be held on August 2, 1996





     The Annual Meeting of shareholders of Target Technologies, Inc. (the

"Company") will be held at the Wilmington Hilton, 301 North Water Street, Wilmington, North Carolina at 9:00 a.m., on August 2, 1996, for the following purposes:


     1. To elect six directors to serve until the next Annual Meeting of shareholders and until their respective successors are elected and qualified;


     2. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "C-Phone Corporation";


     3.   To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending February 28, 1997; and


     4.   To transact such other business as properly may come before the Annual

          Meeting and any adjournments thereof.


     The Board of Directors has fixed the close of business on June 20, 1996 as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.





                              By Order of the Board of Directors,



                              Tina L. Jacobs,

                              Secretary
June 24, 1996




IMPORTANT: The Company invites you to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, please vote by completing, signing and dating the enclosed proxy and returning it promptly to the Company in the enclosed self-addressed, postage prepaid envelope. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

                            TARGET TECHNOLOGIES, INC.

                             6714 Netherlands Drive
                        Wilmington, North Carolina 28405




                             --------------------


                                PROXY STATEMENT


                             --------------------


                       1996 ANNUAL MEETING OF SHAREHOLDERS


     This Proxy Statement is furnished to shareholders of Target Technologies, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of shareholders of the Company (the "Annual Meeting") to be held at 9:00 a.m. on August 2, 1996 at the Wilmington Hilton, 301 North Water Street, Wilmington, North Carolina, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement, the attached Notice of Annual Meeting, the accompanying form of proxy and the Annual Report to shareholders for the fiscal year ended February 29, 1996 ("Fiscal 1996") are first being sent to shareholders of the Company on or about July 3, 1996.


     Only shareholders of record at the close of business on June 20, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. On the Record Date, there were issued and outstanding 4,347,293 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). All of such shares are of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered in such holder's name.


     Presence in person or by proxy of holders of 2,173,647 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present (i) the affirmative vote by the holders of a plurality of the shares represented at the Annual Meeting and entitled to vote will be required to act on the election of directors, (ii) the affirmative vote by the holders of a majority of all outstanding shares entitled to vote at the Annual Meeting will be required to act on the proposal to approve the amendment to the Company's Certificate of Incorporation to change the name of the Company to "C-Phone Corporation", and (iii) the affirmative vote by the holders of a majority of the shares represented at the Annual Meeting and entitled to vote will be required to act on all other matters to come before the Annual Meeting, including ratification of the selection of Coopers & Lybrand L.L.P., as independent accountants for the current fiscal year.


     If a shareholder, present in person or by proxy, abstains on any matter, the shareholder's shares will not be voted on such matter. Abstentions may be specified on all proposals submitted to a shareholder vote other than the election of directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Thus, an abstention from voting on a matter has the same legal effect as a vote "against" the matter, even though a shareholder may interpret such action differently. A proxy submitted by a shareholder also may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain matters in the absence of instructions from the beneficial owner of the shares.


     A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, the shares represented thereby will be voted FOR the (i) election of the persons nominated herein as directors, (ii) approval of the amendment to the Company's Certificate of Incorporation to change the name of the Company to "C-Phone Corporation", and (iii) ratification of the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the current fiscal year; as well as FOR the transaction of such other business as properly may come before the Annual Meeting.

     Each proxy granted may be revoked by the person granting it at any time (i) by giving written notice to such effect to the Secretary of the Company, (ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.


     Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from their beneficial owners. Brokers holding shares in street name, who do not receive instructions, are entitled to vote on the election of directors and ratification of the appointment of the independent auditors, since such matters are considered to be routine, but will not be entitled to vote on the proposal to approve the amendment to the Company's Certificate of Incorporation, since such matter is not considered to be routine. Under applicable New York law, "broker non-votes" on any proposal (where a broker submits a proxy but does not have authority to vote a customer's shares on such proposal) will be considered to be not entitled to vote on that proposal and, thus, will not be counted in determining whether such proposal receives the vote of the required amount of shares present and entitled to vote at the Annual Meeting. Since a broker is not required to vote shares held in "street name" in the absence of instructions from the beneficial shareholder and, in the absence of instructions, is not permitted to vote on the proposal to approve the amendment to the Company's Certificate of Incorporation, a shareholder's failure to instruct his or her broker may result in the shareholder's shares not being voted.


                             PRINCIPAL SHAREHOLDERS


     Set forth below is information, as of June 24, 1996, with respect to the beneficial ownership of the Common Stock by (i) each person or group who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the current directors of the Company (who also constitute the nominees for election as directors at the Annual Meeting),
(iii) each of the executive officers of the Company named in the "Summary Compensation Table" below, and (iv) all executive officers and directors of the Company, as a group (seven persons). Except as indicated in the footnotes to this table, the Company believes that the persons named in this table have sole voting and investment power with respect to the shares of Common Stock indicated.


Name                            Shares Beneficially Owned      Percent of Class
- ---------------                 -------------------------      ----------------
Daniel P. Flohr                            1,190,593(1)                 27.4%

Tina L. Jacobs                             1,190,593(1)                 27.4%

WisdomTree Capital                           280,000(2)                  6.4%
  Management, Inc.

Stuart E. Ross                                30,850(3)                   *

Seymour L. Gartenberg                         10,000(4)                   *

E. Henry Mize                                  6,000(5)                   *

Donald S. McCoy                                    0                     --

All executive officers and
 directors, as a group                     1,249,710(6)                 28.4%
________________________________


  *  less than 1%

(1) Consists of (i) 787,626 shares owned directly by Mr. Flohr, (ii) 397,405 shares owned directly by Ms. Jacobs and 965 shares held by Ms. Jacobs in a retirement account, and (iii) 5,562 shares owned by a trust (the sole trustee of which is Mr. Flohr's mother) for the benefit of Mr. Flohr's and Ms. Jacobs' minor daughter. Mr. Flohr and Ms. Jacobs are husband and wife and their address is c/o Target Technologies, Inc., 6714 Netherlands Drive, Wilmington, North Carolina 28405.

(2) According to a Schedule 13D, as amended by Amendment No. 1 thereto, dated April 22, 1996, filed by WisdomTree Associates, L.P. ("WisdomTree Associates"), WisdomTree Capital Management, Inc. ("WisdomTree Capital"), WisdomTree Offshore, Ltd. ("WisdomTree Offshore") and Jonathan L. Steinberg (collectively, the "WisdomTree Entities"), as of April 17, 1996, the WisdomTree Entities beneficially owned 280,000 shares of Common Stock. WisdomTree Associates, WisdomTree Capital, Mr. Steinberg and Russell Anmuth, a Vice President of WisdomTree Capital and co-manager of WisdomTree Associates and WisdomTree Offshore, share voting and dispositive power with respect to 240,000 shares owned of record by WisdomTree Associates. WisdomTree Offshore, WisdomTree Capital, Mr. Steinberg and Mr. Anmuth share voting and dispositive power with respect to 40,000 shares owned of record by WisdomTree Offshore. The address of each of the WisdomTree Entities is 1633 Broadway, New York, New York 10019.

(3) Consists of (i) 10,850 shares issuable upon exercise of a presently exercisable option, and (ii) 20,000 shares issuable upon exercise of that portion of options granted pursuant to the Company's 1994 Stock Option Plan (the "Stock Option Plan") that are presently exercisable or are scheduled to become exercisable on August 30, 1996.

(4) Consists of (i) 5,000 shares owned directly by Mr. Gartenberg, and (ii) 5,000 shares issuable upon exercise of a presently exercisable option granted pursuant to the Stock Option Plan.

(5) Consists of (i) 1,000 shares owned directly by Mr. Mize, and (ii) 5,000 shares issuable upon exercise of a presently exercisable option granted pursuant to the Stock Option Plan.

(6) Consists of (i) the shares referred to in notes (1), (3), (4) and (5) to this table and (ii) 600 shares owned directly by an executive officer and 11,667 shares issuable upon exercise of that portion of options granted to such executive officer pursuant to the Stock Option Plan that are presently exercisable or are scheduled to become exercisable on August 30, 1996.

     The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which at a subsequent date may result in a change in control of the Company.

     Based solely upon a review of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and the Company under the Securities Exchange Act of 1934 (the "Exchange Act") and a review of written representations received by the Company, no person who at any time during Fiscal 1996 was a director, executive officer or beneficial owner of 10% or more of the outstanding shares of Common Stock failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act.


                              ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

Nominees

     The Company's By-Laws provide for a Board of Directors of not less than three directors. The Board of Directors has fixed the number of directors at six. The persons named in the accompanying form of proxy, unless otherwise instructed, intend to vote the shares of Common Stock covered by valid proxies FOR the election of the six persons named in the following table, each of whom has been designated by the Board of Directors as a nominee for election as director. In the event that any of such persons does not continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power to vote for a substitute and will have discretionary power to vote or withhold their vote for any additional nominees named by shareholders. There are no circumstances presently known to the Board of Directors which would render any of the following persons unavailable to continue to serve as a director, if elected.

      Name               Age       Positions with the Company
      ----               ---       --------------------------

Daniel P. Flohr           41       Chairman of the Board, President and Chief
                                    Executive Officer; and Director since March
                                    1986

Tina L. Jacobs            36       Executive Vice President, Chief
                                    Operating Officer, Secretary and Treasurer;
                                    and Director since March 1986

Stuart E. Ross            36       Vice President and Director of Engineering;
                                    and Director since December 1993

E. Henry Mize             54       Director since June 1994

Seymour L. Gartenberg     65       Director since August 1994

Donald S. McCoy           65       Director since September 1995

     The business experience of each of the foregoing persons, during the past five years, is as follows:

     Daniel P. Flohr co-founded the Company in March 1986 with Ms. Jacobs and has served as the President and a director for more than the past five years.

     Tina L. Jacobs co-founded the Company in March 1986 with Mr. Flohr and has served as an executive officer and a director for more than the past five years.

     Stuart E. Ross joined the Company in January 1994, after acting as an independent consulting engineer to the Company, through New Potato Technologies, Inc. ("NPT"), during the initial development of the Company's video conferencing products. For more than five years prior thereto, Mr. Ross was the principal of NPT, an engineering consulting and creative design firm specializing in electronic media, software design, consumer electronics and communications systems.

     E. Henry Mize has been a private investor since 1993. For more than five years prior thereto, Mr. Mize was employed by Philip Morris USA, a consumer goods company, and had been its Vice President, Regional Sales for the Northeast and Southeast United States.

     Seymour L. Gartenberg has been a business consultant and private investor since 1991 and President of The City College Fund, a non-profit organization located in New York City, since October 1993. Until he retired in 1991,
Mr. Gartenberg had been employed by Sony Music Entertainment Inc. (and its predecessors, CBS Records Inc. and CBS/Records Group, a division of CBS Inc.), a multinational record company, as Executive Vice President for more than five years prior thereto.

     Donald S. McCoy has been a technology assessment and planning consultant, specializing in the field of consumer electronics for more than the past five years. Dr. McCoy was Vice President, Technology of CBS Inc. from 1983 to 1987 and general manager of the CBS Technology Center from 1979 to 1987.

     All directors hold office until the next Annual Meeting of shareholders of the Company and until their successors are elected and qualified or until their earlier resignation. Except with respect to Mr. Flohr and Ms. Jacobs, there are no family relationships among the directors or executive officers of the Company.

     In connection with the Company's initial public offering in August 1994, the Company agreed to use its best efforts, until August 1997, to cause one individual, if designated by Josephthal Lyon & Ross, Incorporated ("JLR"), the managing underwriter of such offering, to be elected to the Company's Board of Directors. To date, JLR has not exercised its right to designate such an individual.

     The business and affairs of the Company are managed under the direction of the Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company, rather than day-to-day operating details. Members of the Board of Directors are kept informed of the Company's business by various reports and documents sent to them at least quarterly, as well as by reports presented at meetings of the Board and its Committees by executive officers and other employees of the Company.

     The Board of Directors has an Audit Committee and a Compensation Committee, the members of which serve at the discretion of the Board of Directors. The Audit Committee, which currently consists of Mr. Gartenberg (Chairman), Ms. Jacobs, Dr. McCoy and Mr. Mize, among other things, confers with the independent accountants and financial officers of the Company, recommends to the Board of Directors the independent accountants to be selected to audit the Company's annual financial statements and approves any special assignments given to such accountants. The Compensation Committee, which currently consists of Mr. Mize (Chairman), Mr. Flohr, Mr. Gartenberg and Dr. McCoy, among other things, reviews the compensation levels of the Company's executive officers and makes recommendations to the Board of Directors regarding salaries and incentive programs. The Compensation Committee also administers the Stock Option Plan and make grants thereunder.

     During Fiscal 1996, there were six meetings of the Board of Directors, five meetings of the Compensation Committee and four meetings of the Audit Committee. During this period, each director attended at least 75% of the total number of all meetings of the Board of Directors held during the period that he or she served as a director and of the committees thereof on which he or she served.

     The Board of Directors does not have a separate nominating committee. The Board of Directors will consider nominees recommended by shareholders for election as director at the 1997 Annual Meeting, provided that any such recommendation is submitted in writing by February 28, 1997 to the Board of Directors, c/o the Secretary of the Company, 6714 Netherlands Drive, Wilmington, North Carolina 28405, accompanied by a description of the proposed nominee's qualifications and other relevant biographical information and the consent of the proposed nominee to serve.

     The Company currently pays its non-employee directors an annual fee of $5,000 and reimburses them for out-of-pocket expenses incurred in connection with their services as directors. During Fiscal 1996, the Company made a one time grant to Dr. McCoy of options to purchase 5,000 shares of Common Stock pursuant to the Stock Option Plan. See "Executive Compensation - Stock Option Plan."

Executive Officers of the Company

     Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors. In addition to Mr. Flohr, Ms. Jacobs and Mr. Ross, whose business experience is set forth above, Paul H. Albritton, age 53, is Vice President and Chief Financial Officer of the Company, a position he has held since May 1994. From 1992 until he joined the Company, Mr. Albritton was self-employed as a business consultant and, in such capacity, consulted for the Company during April 1994. For more than the five years prior to 1992, Mr. Albritton was employed by Acton Corporation (now Sunstates Corporation), a public company engaged in automobile insurance underwriting, manufacturing and certain other businesses, where he was Executive Vice President and a director.

Executive Compensation

     The following table sets forth information concerning compensation for services in all capacities awarded or paid to or earned by the Company's chief executive officer and the other executive officers of the Company who received compensation from the Company aggregating at least $100,000 during Fiscal 1996.


                                       Summary Compensation Table

                                     Annual Compensation     Long-Term Compensation
                                     -------------------     ----------------------
                                                                      Awards
                                                                      ------

                                                                   Number of
                                                                   Securities
 Name and                Fiscal                                    Underlying
 Principal Position       Year              Salary                Options (#)
 ------------------      ------             ------                -----------

 Daniel P. Flohr          1996             $130,000                      --
   President and Chief    1995             $140,769                      --
   Executive Officer      1994             $158,654                      --


 Tina L. Jacobs           1996             $110,000                      --
   Executive Vice         1995             $120,772                      --
   President and Chief    1994             $137,500                      --
   Operating Officer

 Stuart E. Ross           1996             $100,000                 10,000 shares(2)
   Vice President and     1995             $100,000                 25,000 shares(2)
   Director of            1994             $ 92,462(1)              10,850 shares
 Engineering

_________________________

(1) Includes approximately $79,000 paid to NPT, a company in which Mr. Ross was the principal, for engineering consulting services.

(2) Represents incentive stock options granted under the Stock Option Plan. See "Stock Option Plan."

(3) During each of the three fiscal years ended February 29, 1996, the Company provided certain personal benefits to its executive officers which benefits to any such individual did not exceed the lesser of $50,000 or 10% of the cash compensation received by such individual.

(4) Pursuant to an amendment to Mr. Flohr's employment agreement, effective August 26, 1994, his annual base salary was reduced from $150,000 to $130,000. In addition, for Fiscal 1995 and Fiscal 1996, Mr. Flohr was given the opportunity to receive a bonus of up to $45,000 if certain performance goals were achieved (which did not occur). See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

(5) Pursuant to an amendment to Ms. Jacobs' employment agreement, effective August 26, 1994, her annual base salary was reduced from $130,000 to $110,000. In addition, for Fiscal 1995 and Fiscal 1996, Ms. Jacobs was given the opportunity to receive a bonus of up to $45,000 if certain performance goals were achieved (which did not occur). See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

Stock Option Plan

Stock Options Granted in Fiscal 1996

     The following table sets forth information concerning individual grants of stock options made during Fiscal 1996 to each of the Company's executive officers named in the Summary Compensation Table who received a grant of stock options during Fiscal 1996. The Company did not grant any stock appreciation rights during Fiscal 1996.

                    Number of          % of Total
                    Securities         Options
                    Underlying         Granted to        Exercise
                    Options            Employees in      Price        Expiration
  Name              Granted (#)(1)     Fiscal Year       ($/sh)       Date
  ----              -----------        --------------    ----------   ----------

 Stuart E. Ross     10,000 shares        23.8%           $7.50        5/19/2000

_________________________

(1) The options were granted pursuant to the Stock Option Plan by the Stock Option Committee on May 19, 1995, are incentive stock options, have an option price equal to the fair market value on the date of grant and vest in three substantially equal annual installments commencing one year after the date of grant.

Stock Options Held at the End of Fiscal 1996

     The following table sets forth the total number of exercisable and unexercisable stock options held by each of the Company's executive officers named in the Summary Compensation Table who held any stock options as of February 29, 1996. No options to purchase Common Stock were exercised during Fiscal 1996 and no stock appreciation rights were outstanding during Fiscal 1996.


                          Number of Securities            Value of Unexercised
                     Underlying Unexercised Options       In-the-Money Options
                          at February 29, 1996             at February 29, 1996
                          ---------------------            --------------------

     Name            Exercisable       Unexercisable     Exercisable    Unexercisable
     ----            -----------       -------------     -----------    -------------
 Stuart E. Ross      19,183 shares     26,667 shares       $45,429         $28,834


Description of Stock Option Plan

     The Stock Option Plan was adopted by the Board of Directors of the Company on August 16, 1994 and approved by shareholders of the Company on August 4, 1995. The Stock Option Plan, as amended, authorizes the issuance, within ten years from the date of its adoption, of options covering up to 500,000 shares of Common Stock (subject to adjustment in certain circumstances) to directors, executive officers and other key employees of, and consultants to, the Company. As of June 24, 1996, options for an aggregate of 121,500 shares of Common Stock, at an average exercise price of $7.31 per share, were outstanding under the Stock Option Plan and 378,500 shares of Common Stock were available for the grant of future options under the Stock Option Plan. The Stock Option Plan is intended to provide an incentive to continued employment or association of such key employees and other individuals by enabling them to acquire a proprietary interest in the Company and by offering comparable incentives to enable the Company better to attract, compete for and retain highly qualified individuals, as well as to associate the interests of such persons with those of the Company and its shareholders.

     Options granted under the Stock Option Plan may be either "Incentive Stock Options" as that term is defined in Section 422 of the Internal Revenue Code of 1986, or options which do not qualify as Incentive Stock Options
("Non-Qualified Stock Options").

     Incentive Stock Options may be granted only to employees of the Company.
An Incentive Stock Option must expire within ten years from the date it is granted (five years in the case of such options granted to a holder of more than 10% of the outstanding Common Stock). Incentive Stock Options are first exercisable not earlier than one year from the date of grant. The exercise price of an Incentive Stock Option must be at least equal to the fair market value of the Common Stock on the date such Incentive Stock Option is granted
(or 110% of the fair market value of the Common Stock in the case of such options granted to a holder of more than 10% of the outstanding Common Stock). To the extent that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options will be treated as Non-Qualified Stock Options.

     The Company may issue Non-Qualified Stock Options under the Stock Option Plan to executive officers, directors and key employees of the Company and advisors and consultants to the Company. The exercise price of Non-Qualified Stock Options must be at least equal to the fair market value of the Common Stock on the date such Options are granted and will have such expiration date and vesting schedule as determined by the Stock Option Committee at the time of grant.

     The Stock Option Plan provides for a one-time grant to each non-employee director of the Company of Non-Qualified Stock Options to purchase 5,000 shares of Common Stock at the time when he or she is first elected to the Board of Directors. Such Non-Qualified Stock Options have an exercise price equal to the fair market value of the Common Stock on the date of grant, vest one year after the date of grant and expire 10 years after the date of grant.

     Payment of the exercise price upon exercise of an option must be paid in cash or, if permitted by the applicable option agreement, by delivery of shares of Common Stock, currently exercisable options to acquire Common Stock or other property valued at its then fair market value. Options are not transferable by the optionee, other than by will or applicable laws of descent and distribution. In the event of termination of the optionee's relationship with the Company other than for cause, the optionee's options will expire on the earlier of stated expiration or three months after the date of termination (except in the case of death, disability or retirement, in which event the period is extended to 12 months). Upon a change in control of the Company, all outstanding options become immediately exercisable in full.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     Daniel Flohr serves as President and Chief Executive Officer of the Company pursuant to an employment agreement, dated as of March 1, 1994, as amended, at an annual base salary of $130,000. Pursuant to this agreement, Mr. Flohr also will receive incentive compensation for Fiscal 1997 of (i) $100,000, if net sales of the Company for Fiscal 1997 equal at least $8,772,000, (ii) an amount equal to 1.5% of such net sales in excess of $8,772,000 but not exceeding $10,000,000, and (iii) an amount equal to 2.0% of such net sales in excess of
$10,000,000.   Mr. Flohr's employment agreement is automatically renewed
annually unless notice of non-renewal is given by either party at least six months prior to the end of the then current term. In the event that Mr. Flohr's employment is terminated by the Company for any reason without cause and prior to expiration of the then current term, Mr. Flohr would be entitled to receive, in one lump sum, the aggregate base salary that he would have received had he been employed through the end of the then current term.

     Tina Jacobs serves as Executive Vice President and Chief Operating Officer of the Company pursuant to an employment agreement, dated as of March 1, 1994, as amended, at an annual base salary of $110,000. The terms of Ms. Jacobs' agreement are otherwise identical to those contained in Mr. Flohr's employment agreement, including with respect to her right to receive incentive compensation for Fiscal 1997.

     On December 30, 1993, the Company entered into a three-year employment agreement with Stuart Ross at an annual base salary of $100,000. This agreement is automatically renewed annually unless notice of non-renewal is given by either party at least 90 days prior to the end of the then current term. In the event that Mr. Ross' employment is terminated by the Company without cause, Mr. Ross would continue to receive his salary for a period equal to the lesser of (i) two months, and (ii) the balance of the term of his employment agreement. Mr. Ross' employment agreement also provides that, for a period of three years following his termination of employment, he will not, in any capacity, compete with the Company. In October 1993, the Company granted Mr. Ross, then a consultant to the Company, an option expiring on October 26, 1996 to purchase 10,850 shares of Common Stock at an exercise price of $4.61 per share, which option became exercisable on May 31, 1994. Mr. Ross also has been granted Incentive Stock Options under the Stock Option Plan. See "Stock Option Plan."

     The Company maintains a $1,500,000 key person insurance policy on the life of Mr. Flohr, of which the Company is the beneficiary for $1,000,000 and Ms. Jacobs (Mr. Flohr's wife) is the beneficiary for $500,000. Ms. Jacobs reimburses the Company for the cost of her pro rata share of the policy. The Company also maintains a $500,000 key person insurance policy on the life of Mr. Ross, of which the Company is the sole beneficiary.

Certain Transactions

     Mr. Flohr and Ms. Jacobs own the Company's Wilmington, North Carolina facility, including the land on which the facility is located, and lease it to the Company pursuant to a triple net lease. The Company is responsible for all costs and expenses, including applicable taxes, relating to the facility. In April 1996, the Company exercised the first of two successive three-year options to extend the lease term until April 30, 1999. In accordance with the lease terms, effective May 1, 1996, the annual base rent was increased from $60,000 to $75,360 (the fair market rental value of the facility as of the beginning of the renewal term). In addition, Mr. Flohr and Ms. Jacobs allow the Company to use approximately 9,000 square feet of a 1.4 acre adjacent tract of land owned by them as a parking area for the Company's employees and customers, in consideration for which the Company provides minimal maintenance of the parking area and pays $330 per year of real estate taxes on the tract of land. The Company believes that the terms and conditions of the lease are no less favorable to the Company than those available from unaffiliated third parties.

     In September 1994, the Company repaid $66,712 to the father of Mr. Flohr, which represented the unpaid principal balance of an 8% demand loan incurred by the Company in 1987 for working capital purposes, plus accrued interest. Prior to September 1994, the Company had been repaying the loan at the rate of approximately $4,000 per month (including accrued interest).

                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION
                           (Item 2 on the Proxy Card)

     On February 5, 1996, the Board of Directors adopted, subject to approval by the shareholders of the Company at the Annual Meeting, an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Target Technologies, Inc." to "C-Phone Corporation." The Company adopted its present name at a time when it was involved in the development and sale of various products. Since 1994, the Company has been involved almost entirely in video conferencing with its C-Phone video conferencing products. As a result, the Company is now closely identified with C-Phone. Furthermore, there are a number of public companies which utilize the word "Target" or "Technologies" in their name, thereby creating confusion among investors. The Company's Common Stock trades under the symbol "CFON" and the change of the Company's name will assist the Company in marketing a single recognized identity.

     The approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote by the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting.

     The Board of Directors recommends that the shareholders vote FOR the approval of the Amendment to the Company's Certificate of Incorporation.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                           (Item 3 on the Proxy Card)

     The Board of Directors has selected, subject to ratification by the shareholders of the Company at the Annual Meeting, the firm of Coopers & Lybrand L.L.P. as the independent accountants to audit the Company's financial statements for its fiscal year ending February 28, 1997. Coopers & Lybrand L.L.P. has served as the independent accountants for the Company for more than the past five years and is, therefore, familiar with the affairs and financial procedures of the Company. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

     The ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the current fiscal year requires the affirmative vote by the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting.

     The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants.


               SHAREHOLDERS' PROPOSALS FOR THE 1997 ANNUAL MEETING

     A shareholder who desires to include a proposal in the proxy material relating to the 1997 Annual Meeting of shareholders of the Company must submit the same in writing, so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before February 28, 1997 for such proposal to be considered for inclusion in the proxy statement for such Annual Meeting. Such proposal must also meet the other requirements of the Securities and Exchange Commission relating to shareholder proposals required to be included in the Company's proxy statement.

                                  OTHER MATTERS

     The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

     The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies in the accompanying form, including the cost of mailing this proxy statement. In addition to solicitation by mail, directors, officers and regular employees of the Company (none of whom will be additionally compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward forms of proxy and proxy materials to their principals and the Company will reimburse them for their reasonable expenses in connection therewith.

     The Company will furnish, without charge, to each person whose proxy is being solicited, upon written request, a copy of its Annual Report on Form 10-KSB for the fiscal year ended February 29, 1996, as filed with the Securities and Exchange Commission, including the financial statements, notes to the financial statements and the financial schedules contained therein. Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Written requests for copies of any such materials should be directed to Paul H. Albritton, Chief Financial Officer, Target Technologies, Inc., 6714 Netherlands Drive, Wilmington, North Carolina 28405.


                                        By Order of the Board of Directors


                                        Tina L. Jacobs
                                        Secretary
June 24, 1996


                          ---------------------------

     Please date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States.


                                                      TARGET  TECHNOLOGIES,  INC.
                                        PROXY - Annual Meeting of Shareholders - August 2, 1996
                                            (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

          The undersigned shareholder of Target Technologies, Inc. (the
"Company") hereby constitutes and appoints Daniel P. Flohr, Tina L. Jacobs and
Paul H. Albritton, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of the Company's Comon Stock which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held at the Wilmington Hilton, 301 North Water Street, Wilmington, North
Carolina on August 2, 1996, at 9:00 a.m., and at any adjournments thereof, upon the following proposals which are more fully described in the notice of, and proxy statement for, the Annual Meeting.

(1)  Election of Directors         FOR all nominees listed below (except    / /                     WITHHOLD AUTHORITY    / /
                                   as marked to the contrary below)                                 to vote for all nominees


                 Daniel P. Flohr, Seymour L. Gartenberg, Tina L. Jacobs, Donald S. McCoy, E. Henry Mize, Stuart E. Ross

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


                              ---------------------------------------------------------------------------

(2)  Proposal to approve the amendment to the Company's Certificate of Incorporation.  / /   FOR    / /   AGAINST    / /  ABSTAIN


(3)  Proposal to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending February 28, 1997.

          / /    FOR           / /    AGAINST          / /    ABSTAIN

     Each of the foregoing matters has been proposed by the Company and is independent and not conditioned on the approval of any other matter.

(4)  In their discretion, upon such other matters as properly may come before the Annual Meeting.



                                  (Continued and to be signed on reverse side.)


     Said attorneys and proxies, or their substitutes (or if only one, that one) at said Annual Meeting, and any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.

     Receipt is acknowledged of the Notice of Annual Meeting of shareholders, the Proxy Statement accompanying said Notice and the
Annual Report to shareholders for the fiscal year ended February 29, 1996.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND EACH OF THE ABOVE PROPOSALS.

     IN WITNESS WHEREOF, the undersigned has signed this proxy.

                                             Dated:                               , 1996
                                                     -----------------------------


                                             _____________________________________
                                             Shareholder(s) signature

                                             _____________________________________
                                             Shareholder(s) signature


                                             NOTE:  Signature(s) of shareholder should correspond exactly with the name(s) shown hereon. If shares are held jointly, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its president or other authorized officer.



     I do / /     do not / /    expect to attend the Annual Meeting.







             NOTE: This proxy, properly filled in, dated and signed, should be returned promptly in the enclosed envelope.